February 21, 2013

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Global Real Estate Fund

Supplement To the Prospectus and Summary Prospectus Dated January 30, 2013

Change in Sub-Advisor

On February 21, 2013, the Board of Trustees (the “Board”) of Touchstone Funds Group Trust approved the selection of Russell Implementation Services, Inc. (“Russell”) as interim sub-advisor to the Touchstone Global Real Estate Fund (the “Fund”).  The change of sub-advisor from Cornerstone Real Estate Advisers, LLC (“Cornerstone”), the current sub-advisor to the Fund, to Russell will be effective on or about February 22, 2013.  In selecting Russell as interim sub-advisor, the Board considered, among other factors, Russell’s experience and record in transition management and the benefits of a longer period of time to choose a permanent sub-advisor to the Fund.  All references to Cornerstone as sub-advisor of the Fund in the summary prospectus and prospectus are deleted and replaced with Russell.  Additionally, the following changes have been made.

The Fund’s Principal Investment Strategies

The second and third paragraphs of the section of the prospectus entitled, “The Fund’s Principal Investment Strategies”, are replaced with the following:

The Fund’s sub-advisor, Russell Implementation Services, Inc. (“Russell”), will seek to achieve returns similar to the Fund’s benchmark index, the FTSE EPRA/NAREIT Developed Index (the “Index”), based on estimated tracking error while controlling transaction-related expenses through reduced trading.  In seeking to achieve returns similar to the Index, Russell purchases a representative sample of the securities within the Index.  Russell will seek to manage the Fund’s risk, as measured by the annualized estimated tracking error relative to the benchmark index, by targeting a 1.00% tracking error and rebalancing the Fund if the tracking error exceeds 1.25%.  The Fund’s portfolio will be determined through various risk optimization models to target a 1.00% tracking error and will also be designed to mitigate and reduce other risk.  If the Fund’s tracking error exceeds 1.25%, as measured at least weekly, Russell will re-optimize the Fund’s portfolio back to the 1.00% annualized target, under the limitation that any securities purchased are within the Index.

The Principal Risks and Investment Strategies and Risks

The following risk is added to the sections of the prospectus, “The Principal Risks” and “Investment Strategies and Risks”:

Tracking Error Risk:  There is no assurance that Russell will achieve returns similar to that of the Index.  The sub-advisor does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

Investment Sub-Advisor

The section of the prospectus, “Investment Sub-Advisor”, is replaced with the following:

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor

Russell Implementation Services, Inc.	Wayne A. Hollister	Managing the Fund since February 2013	Senior Portfolio Manager
	Benjamin C. Linford, CFA	Managing the Fund since February 2013	Portfolio Manager

Sub-Advisors

In the section of the prospectus, “Sub-Advisors”, the following paragraph is added:

Russell Implementation Services, Inc. (“Russell”), a dually registered SEC investment advisor and broker-dealer, located at 1301 Second Avenue, 18th Floor, Seattle, WA 98101, serves as sub-advisor to the Touchstone Global Real Estate Fund.  Russell is a wholly-owned subsidiary of Russell Investments.  Russell Investments has two corporate parents: Northwestern Mutual Life Insurance Company and Nippon Life Insurance Company of Japan.  Russell provides transition management and interim investment management services for institutional clients.  As sub-advisor, Russell makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, Russell Implementation Services, Inc. had approximately $66.5 billion of assets under management, and Russell Investments had approximately $160 billion in assets under management

Portfolio Managers

In the section of the prospectus, “Portfolio Managers”, the sub-section, “Touchstone Global Real Estate Fund”, is replaced with the following:

Wayne Hollister is a senior portfolio manager for Russell.  He is a member of Russell’s dedicated global portfolio transition team, which executes portfolio transition assignments for all Russell funds and separate client accounts.  Mr. Hollister has 11 years of investment experience and joined Russell in 2002.  He is a former naval carrier aviator, having served in the U.S. Navy from 1990 to 1999.

Ben Linford, CFA, is a portfolio manager for Russell.  Mr. Linford joined Russell’s dedicated global portfolio transition team in 2011 and has 8 years of investment experience.  Prior to joining Russell, Mr. Linford was a quantitative analyst at McKinley Capital, an independent institutional investment manager.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TGAAX-S4-1301

February 21, 2013

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Global Real Estate Fund

Supplement to the Statement Of Additional Information Dated January 30, 2013

Change in Sub-Advisor

On February 21, 2013, the Board of Trustees (the “Board”) of Touchstone Funds Group Trust approved the selection of Russell Implementation Services, Inc. (“Russell”) as interim sub-advisor to the Touchstone Global Real Estate Fund (the “Fund”).  The change of sub-advisor from Cornerstone Real Estate Advisers, LLC (“Cornerstone”), the current sub-advisor to the Fund, to Russell will be effective on or about February 22, 2013.  In selecting Russell as interim sub-advisor, the Board considered, among other factors, Russell’s experience and record in transition management and the benefits of a longer period of time to choose a permanent sub-advisor to the Fund.  All references to Cornerstone as sub-advisor of the Fund in the Statement of Additional Information (“SAI”) are deleted and replaced with Russell.  Additionally, the following changes have been made.

Definitions, Policies and Risk Considerations

The following risk is added to the section of the SAI, “Definitions, Policies and Risk Considerations”:

Tracking Error Risk (Touchstone Global Real Estate Fund):  There is no assurance that Russell Implementation Services, Inc. will achieve returns similar to that of the FTSE EPRA/NAREIT Developed Index.  The sub-advisor does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

The Sub-Advisors

In the section of the SAI, “The Sub-Advisors”, the following is added to the paragraph “Sub-Advisor Control”:

Russell Implementation Services, Inc. is a wholly-owned subsidiary of Russell Investments.  Russell Investments has two corporate parents: Northwestern Mutual Life Insurance Company and Nippon Life Insurance Company of Japan.

Portfolio Managers

In the section of the SAI, “Portfolio Managers”, the sub-section “Touchstone Global Real Estate Fund” is replaced with the following:

Touchstone Global Real Estate Fund

Sub-Advisor: Russell Implementation Services, Inc. (“Russell”)

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed Subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)

Wayne Hollister
Registered Investment Companies	1	$35.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8	$1,084	0	$0

Benjamin Linford
Registered Investment Companies	1	$35.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The information in the table above is provided as of February 15, 2013.

Material Conflicts of Interest (as of February 15, 2013).  The portfolio managers anticipate no material conflicts of interest.  No other account managed by the portfolio managers is benchmarked to the FTSE EPRA/NAREIT Developed Index.  Additionally, all accounts are managed based on quantitative optimization parameters, where trading is restrained to only occur when certain risk parameters are exceeded or cash needs require trading to occur.  Quantitative algorithms generate trade lists unique to the risk parameters of each portfolio.

Compensation (as of February 15, 2013).  Each portfolio manager receives a base salary based upon the manager’s experience and level of expertise.  Each portfolio manager may also receive a discretionary bonus, based upon the manager’s overall contribution to Russell, and not directly tied to the performance of any account.

Ownership of Shares of the Fund.

The following table indicates for the Fund the dollar range of shares beneficially owned by the portfolio managers as of
February 15, 2013:

Portfolio Manager	Dollar Range of Beneficial Ownership
Wayne Hollister	None
Benjamin Linford	None

Proxy Voting

The following is added to Appendix B of the SAI:

RUSSELL IMPLEMENTATION SERVICES, INC.

Proxy Voting Policy and Procedures

Unless expressly provided for in a written agreement with a fund, Russell does not exercise proxy voting authority over a fund’s securities.  In cases where Russell has not been expressly delegated proxy voting authority, it may take direction from a fund or its designee and perform the administrative function of voting any such proxy as directed.

Where Russell has expressly been delegated proxy voting authority over a fund’s securities or otherwise has proxy voting responsibility, Russell’s proxy voting process is governed by its Proxy Voting Policies and Procedures (the “Policies”). The Policies are reasonably designed to assist Russell in voting proxies in the best interests of a fund.  Accordingly, the Policies clarify roles and responsibilities; provide for resolution of conflicts of interest, maintenance of records and disclosures to clients.

Russell has also adopted and implemented written Proxy Voting Guidelines (together with the Policies, the “Guidelines”) that address the manner in which it votes proxies in accordance with a fund’s best interests.  Russell exercises its proxy voting authority based on its analysis of relevant facts, circumstances and applicable law.  The Guidelines are intended to assist Russell in making proxy voting decisions in accordance with the best interests of a fund, and to enable Russell to resolve any material conflicts of interest between a fund, and Russell or its affiliates.  The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings.

Russell implements the Guidelines through the Russell Investments Proxy Committee (the “Committee”), which operates pursuant to a written charter.  The Guidelines provide that Russell may exercise its proxy voting authority directly or utilize the services of a third party service provider (the “Proxy Administrator”) to assist in its analysis of voting issues and in the actual voting of proxies, although Russell retains final authority with respect to its exercise of any proxy voting authority.  Russell maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56TFGTSAITGAAX-S5-1302